                                                                   Exhibit 10.6

                          AMENDMENTS No. 1 & 2 TO THE

                      NETWORK PRODUCTS PURCHASE AGREEMENT

                                    BETWEEN

                             NORTHERN TELECOM INC.

                                      AND

                      FOCAL COMMUNICATIONS CORPORATION --

                        DELETED FOR SEC CONFIDENTIALITY


     THIS AMENDMENT No. 1 TO NETWORK PRODUCTS PURCHASE AGREEMENT, Carrier Networks Products, is dated effective as of the date executed by the latter of the parties below, (the "Amendment No. 1"), is by and between Northern Telecom Inc. ("Nortel") and Focal Communications Corporation ("Buyer"), and amends the Network Products Purchase Agreement Number JRD0197FCC, dated January 21, 1997 ("NPPA"), by and between Nortel and Buyer;

     WHEREAS, the parties wish to amend the NPPA to reflect a change in the address of the Buyer; and

     NOW, THEREFORE, for the consideration shown below, the parties hereby amend the NPPA as follows:

1. The Buyer's address for purposes of billing and notice pursuant to the preamble and Section 18.5, is amended and restated as follows:

                    Focal Communications Corporation
                    200 N. LaSalle Street
                    Chicago, Illinois 60601
                    Attn.:  Executive Vice President
                    Facsimile:  (312) 895-8403

NORTHERN TELECOM INC.                        FOCAL COMMUNICATIONS
                                             CORPORATION


By: /s/ Vickie Yohe                          By: /s/ John R. Barnicle
   --------------------------------              -----------------------------
        Signature                                    Signature


Name: Vickie Yohe                            Name: John R. Barnicle
     ------------------------------                ---------------------------
      Print                                        Print


Title: Group VP, Carrier Networks            Title: E.V.P. - C.O.O.
      -----------------------------                ---------------------------


Date:  March 6, 1998                         Date: February 17, 1998
     ------------------------------                ---------------------------

                     AMENDMENT No. 2 TO PRODUCT ATTACHMENT

                           CARRIER NETWORKS PRODUCTS

                                    BETWEEN

                             NORTHERN TELECOM INC.

                                      AND

                       FOCAL COMMUNICATIONS CORPORATION


     THIS AMENDMENT No. 2 TO PRODUCT ATTACHMENT, Carrier Networks Products, is dated effective as of the date executed by the latter of the parties below, (the "Amendment No. 2"), is by and between Northern Telecom Inc. ("Nortel") and Focal Communications Corporation ("Buyer"), and amends the Product Attachment, dated January 21, 1997 (the "Product Attachment"), as amended by Amendment No. 1 to Product Attachment, dated June 10, 1997 (the "Amendment No. 1"), which are attached to the Network Products Purchase Agreement Number JRD0197FCC, dated January 21, 1997 ("NPPA"), by and between Nortel and Buyer;

     WHEREAS, the parties wish to amend the Product Attachment and the Schedule A attached thereto to reflect a change in Buyer's commitment and Buyer's desire to purchase additional Products and Services from Nortel; and

     NOW, THEREFORE, for the consideration shown below, the parties hereby amend the Product Attachment and Schedule A as follows:

1. "Product Attachment Term", as defined in Section 2.0, "Definitions" is amended and restated to read:

     "Product Attachment Term" shall mean the period of time which shall commence on the date this Amendment No. 2 to Product Attachment is executed by the latter of the parties and shall expire thirty six (36) months thereafter.

2. Section 3, entitled "Scope", in the Product Attachment is amended and restated as follows:

     (a) Buyer shall issue Orders for delivery and installation of the Products listed in the attached Schedule A, in the minimum amount of _________________________ every twelve (12) months during the Product Attachment Term, for a total minimum commitment amount of _______________________________ during the Product Attachment Term
          (the "Commitment Amount"). Included within the Commitment Amount, Buyer shall purchase a minimum of _______________ DMS-500 Initial Systems, as described in the attached Schedule A, Part I, Section 1.0. Buyer shall pay the prices, fees and charges for the Products in accordance with
          Section 7 of this Product Attachment.

     (b) In the event that Buyer does not purchase a minimum of __________________ in Product every twelve months during the Product Attachment Term, Nortel shall invoice annually and Buyer shall pay _______________ percent _______ of the difference between
          _______________________ and the amount actually spent by the Buyer during that twelve (12) month period of time, within thirty (30) days from the date of invoice.

     (c)  Subsection (c) has been intentionally deleted.

     (d) Buyer may issue Orders for the DMS-500 Optional Software described in the attached Schedule A, Part III, Section 1.0, from time to time during the Product Attachment Term. Buyer shall receive a _______________________ discount on the prices, fees and charges set forth in the attached Schedule A, Part m, Section 1.0, on any DMS-500 Optional Software Order included within or submitted in connection with Buyer's Order for a DMS-500 Initial System described in Schedule A, Part I, Section 1.0. Otherwise, Buyer shall receive a _________________ discount on the prices, fees and charges set forth in the attached Schedule A, Part III, Section 1.0, on any DMS-500 Optional Software Order issued at any other time during the Product Attachment Term.

     (e) Buyer shall receive a one (1) time forty five percent (45%) discount on the initial Merchandise Order issued by Buyer during each quarter during the Product Attachment Term, and a thirty percent (30%) discount on all subsequent Merchandise Orders issued by the Buyer during each quarter during the Product Attachment Term.

     (f) No later than November 1st of each year during the Product Attachment Term, Buyer shall provide to Nortel a written forecast listing the Products that Buyer intends to order for delivery and installation during the following twelve (12) months of the Product Attachment Term (the "Annual Forecast"). The initial Annual Forecast is set forth in the attached Schedule C. Buyer may revise its then-current Annual Forecast from time to time, and, upon submission of the revised Annual Forecast to Nortel, each such revised Annual Forecast shall supersede all Annual Forecasts that were previously submitted to Nortel.

     (g) Nortel shall perform an in-process and final audit for each and every Initial System purchased and installed hereunder prior to the Turnover Date as described in Section 8 of this Product Attachment. Also, Nortel shall perform a final audit for each and every Extension purchased and installed hereunder prior to the Turnover Date.

     (h)  Subsection (h) has been intentionally deleted.

     (i)  Subsection (i) has been intentionally deleted.

3. Section 11, entitled "Additional Terms", in the Product Attachment is amended and restated as follows:

     (c) In the event that Nortel elects to discontinue the manufacture of any Product described in the attached Schedule A at any time during the seven (7) years following the Turnover Date of each Initial System ordered hereunder, then Nortel shall provide Buyer with written notice of such discontinuance at least twelve (12) months prior to the scheduled date of such discontinuance. During the twelve (12) month period following Buyer's receipt of such notification from Nortel, Buyer may order and Nortel shall deliver as much of the Products described in the attached Schedule A as Buyer reasonably requires at the then current prices and/or licensing fees. Nothing herein shall be construed so as to require Nortel to continue to manufacture any Products described in the attached Schedule A.

     (d)  Deleted.

4. All provisions of Schedule A as attached to the Product Attachment and Amendment No. 1 are hereby deleted and replaced with the Schedule A attached hereto.

5. Schedule C to the Product Attachment is hereby deleted and replaced with the Schedule C attached hereto.

NORTHERN TELECOM INC.                  FOCAL COMMUNICATIONS
                                       CORPORATION


By: /s/ Vickie Yohe                    By: /s/ John R. Barnicle
   --------------------------------        -----------------------------
        Signature                              Signature


Name: Vickie Yohe                      Name: John R. Barnicle
     ------------------------------          ---------------------------
      Print                                  Print


Title: Group VP, Carrier Networks      Title: E.V.P. - C.O.O.
      -----------------------------           --------------------------


Date:  March 6, 1998                   Date: February 17, 1998
      ------------------------------         ---------------------------

                                  SCHEDULE C
                                  ---------

                           SWITCH DELIVERY FORECAST
                           ------------------------

                                                                       Purchase
Switch Type/#      Destination      Delivery Date       Ports          Price*



* Denotes ports and price for each DMS-500 and/or Extension.

                                  Schedule A
                        Part I. DMS-500 Initial System
                          (DMS-500 Switching System)

Nortel shall engineer each Initial System ordered hereunder in accordance with Nortel's standard engineering practices and procedures, and thereafter Nortel shall provide Buyer with a detailed list of the components of such Initial System.

1.0 Initial System DMS-500

     1.1 The following represents the SuperNode Equipment that will be delivered with the Initial System DMS-500 switch:

          Information from Section 1.1 has been deleted.

     1.2  Initial System DMS-500

          The price for the Initial System DMS-500 equipped and wired as described in Section 1.1 above, and the fee for the license of the Software is ___________.

     1.3  Power Plant to support the above DMS-500 Initial System (Optional):

          1.3.1  Power Plant

                    Information from Section 1.3.1 has been deleted.

          1.3.2  Battery Distribution Fuse Bay

                    Information from Section 1.3.2 has been deleted.

     1.4  Software Upgrades for the DMS-500 Initial System (Optional):

          1.4.1 The price for the NCS05 (LLTOB005-Local/Toll) to NCS06 (LLDOB006-Local/Toll) Software Upgrade is ___________________.

          1.4.2 The price for the NCS05 (LLTOB005-Local/Toll) to NCS07 (LLTOB007-Local/Toll) Software Upgrade is ___________________.

          1.4.3 The price for the NCS05 (LLTOB005-Local/Toll) to NCS08 (LLTOB008-Local/Toll) Software Upgrade is ___________________.

          1.4.4 The price for the NCS06 (LLDOB006-Local/Toll) to NCS08 (LLTOB008-Local/Toll) Software Upgrade is ___________________.

          1.4.5 The price for the NCS07 (LLTOB007-Local/Toll) to NCS08 (LLTOB008-Local/Toll) Software Upgrade is ___________________.


                                  Schedule A
                  Part II. DMS-500 Standard Software Features
                               (DMS-500 System)

1.0  DMS-500 Standard Software Features

     1.1 Nortel may deliver Software ordered hereunder in a single Software load which may include Software which Buyer has not yet licensed ("Non-licensed Software"). Except as set forth in Section 1.2 below, Buyer shall not be entitled to use such Non-licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

     1.2 Upon Buyer's placement of any Non-licensed Software in revenue generating service, Buyer shall pay the applicable right-to-use fees for such Non-licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-licensed Software upon installation of a Software load containing such Non-licensed Software. For any Non-licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

     1.3 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Initial System.

     1.4 Nortel shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel's consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel's price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel's price quotation. Nortel shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering charges shall be due and payable within thirty (30) days of the date of Nortel's invoice therefor.

     1.5 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

     1.6 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

     1.7 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site to verify activation and/or usage of Software.

     1.8 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel's remote polling of an Initial Systems.

     1.9 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software which has been activated and/or used.

     1.10 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1.

2.0  LLDOB008 Software included in the DMS-500 Initial System

     2.1  Software included in the DMS-500 Initial System

          The following represents the LLDOB008 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section 1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

          S/W Package         Description
          -----------         -----------

          The information from this section has been deleted.

                                  Schedule A
     Part III. DMS-500 Complete (Optional and Standard) Software Features
                               (DMS-500 System)


1.0  LLDOB008 Complete Software Features

     1.1  Complete Software Features

          The following represents all of the LLWB008 software packages that can be licensed on a DMS500 System. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

          1.1.1     Standard Software Features

                    If the Software package IS LISTED in Schedule A, Part II, and CONTAINS an "L" in the "License Status" column, such Software packages ARE LICENSED to the Buyer as part of the Standard Software load for the DMS-500 Initial System. The price of that Software package IS INCLUDED in the price of the DMS-500 Initial System set forth in Schedule A, Part I,
                    Section 1.2.

          1.1.2     Optional Software Features

                    If the Software package IS NOT LISTED in Schedule A, Part II and DOES NOT CONTAIN an "L" in the "License Status" column, such Software packages IS NOT LICENSED to the Buyer as part of the Standard Software load for the DMS-500 Initial System. The price of that Software package IS NOT INCLUDED in the price of the DMS-500 Initial System set forth in Schedule A, Part I, Section 1.2. Such Software Package may be purchased by the Buyer under the Product Attachment as Optional Software for the DMS-500 Initial System.

License   Order     Product Name              List Price          Pricing Notes
-------   -----     ------------              ----------          -------------
Status    Code
------    ----

          This information has been deleted.

                                  Schedule A
                          Part IV. DMS-500 Extensions
                               (DMS-500 System)

DMS-500 Extension Pricing

1.0  DTCVDTC7 Port Extension Pricing

     1.1  DTCVDTC7 Port Extension Pricing

          The DTCI provides DS-1 interconnect for ISDN PRI or MF Trunking. The DTC7 provides DS-1 interconnect for SS7 or MF bunking. Each DTCI/DTC7 Port Extension is configured in minimum increments of nine hundred sixty (960) ports, and is configured for SS7 or ISDN signaling at FOCAL's request. The price for the DTCI/DTC7 Port Extensions includes the following

          a.)  DTCI/DTC7 Equipment and XPM;

          b.) Either UTR, STR, CTD as required for DTCs configured for SS7, or UTR and ISDN pre-processor circuit pack configured for ISDN PRI capability;

          c.)  Any required ENET, MS;

          d.) Any required DMS-500 service/test circuits to support the DTCI/DTC7 Port Extensions;

          e.) Power Distribution Center (PDC) equipment as required to support the DTEI Port Extensions;

          f.)  Spare circuit packs if required; and

          g.) Wired ports contain all of the above except the DS-1 circuit packs.

     1.2  Initial Port Prices

          Additional DTC7/DTCI ports may be Ordered and Installed with the Initial System for the following listed prices:

                                         Minimum Port   Price per
          Description                      Increment      Port
          -----------                    ------------   ---------

          DTC7 ports Wired & Equipped         960         ____

          DTCI ports Wired & Equipped         960         ____


     1.3  Extensions Port Prices

          The price for DTCI/DTC7 Port Extensions Ordered in minimum increments of 4800 ports over and above the initial configuration at any time other than with an Order for an Initial System, are as follows:

                                              Minimum Port      Price per
          Description                         Increment         Port
          -----------                         ---------         ----

          DTC7 ports Wired & Equipped         4800              ____

          DTCI ports Wired & Equipped         4800              ____

          The price for DTCI/DTC7 Port Extensions Ordered in increments of 960 up to 3840 ports over and above the initial configuration at any time other than with an Order for an Initial System are ____ per port.

2.0  SMA2 Port Extension Pricing

     2.1  SMA2 Ports

          The SMA2 provides DS-1 interconnect for TR-303 interface. Each SMA2 Port Extensions is configured in minimum increments of nine hundred sixty (960) ports. SMA2 is only available on DMS-100 and DMS-500 systems. The price for an SMA2 Port Extensions includes the following:

          a)   SMA2 Equipment;

          b)   Any required ENET, MS;

          c) Any required DMS-500 service/test circuits to support the SMA2 Extensions;

          d) Power Distribution Center (PDC) equipment as required to support the SMA2 Extensions;

          e)   Spare circuit packs if required; and

          f.) Wired ports contain all of the above except the DS-1 circuit packs.

     2.2  Initial Port Prices

          Additional SMA2 ports may be Ordered and Installed with the Initial System at the following prices:

                                              Minimum Port      Price per
          Description                         Increment         Port
          -----------                         ---------         ----

          SMA2 ports Wired & Equipped         960               ____


     2.3  Extension Port Prices

          Additional SMA2 ports may be Ordered in 1920 increments at any time other than with the Initial System for the following prices:

                                              Minimum Port      Price per
          Description                         Increment         Port
          -----------                         --------          ----

          SMA2 ports Wired & Equipped         1920              ____

          SMA2 ports Wired & Equipped          960              ____

3.0  Link Peripheral Processor (LPP)

     3.1  Initial Channelized Access LIU 7 Interface Unit Pricing

          Additional Channelized Access LIU7 Interface Units may be Ordered and Installed with the Initial System for the price of __________________ per unit. Channelized Access LIU7 Interface Unit consists of the following:

          Otv  PEC       Description
          ---  ---       -----------

          1    NTEX22BB  IPF Integrated Proc & FBUS
          1    NT9X76AA  STP- Signalling Terminator CP
          1    NTEX26AA  LUI Channel Bus I/F
          1    NT9X0193  STP Bulkhead Cable Assembly

     3.2  Extension Channelized Access LIU 7 Interface Unit Pricing

          Channelized Access LIU7 Interface Units may be Ordered at any time other than with an Initial System for the price of ___________________ per unit. This price is for furnish only and does not include spares.

     3.3  Initial Ethernet Interface Unit Pricing

          Additional Ethernet Interface Units may be Ordered and Installed with the Initial System for the price of ____________________ per unit. Ethernet Interface Unit consists of the following:

          Qty  PEC        Description
          ---  ---        -----------

          1    NTEX22BB   IPF Integrated Proc & FBUS
          1    NT9X84AA   Ethernet Interface Circuit Pack
          1    NT9X85AA   Ethernet Access Unit Interface PB
          1    NT9X0190   Ethernet Cable Assembly


     3.4  Extension Ethernet Interface Unit Pricing

          Ethernet Interface Units may be Ordered at any time other than with an Initial System for the price of _________________________ per unit. This price is for furnish only and does not include spares.

     3.5  Initial Frame Relay Interface Unit (FRIU) Pricing

          Additional Frame Relay Interface Units may be Ordered and Installed with the Initial System for the price of ____________________ per unit. Price does not include software. Frame Relay Interface Unit consists of the following

          Otv  PEC       Description
          ---  ---       -----------

          1    NTEX22BB  IPF Integrated Proc & FBUS
          1    NTEX30AA  Frame Relay T1 Access PB
          1    NTEX31BA  Frame Enhanced Relay Access Proc CP
          2    NT9X0191  FRIU Cable Assembly


     3.6  Extension Frame Relay Interface Unit (FRIU) Pricing

          Frame Relay Interface Units may be Ordered at any time other than with an Initial System for the price of _______________________ per unit. This price is for furnish only. Pricing does not include spares or software.

     3.7  Initial Packet Handler (XLIU) Pricing

          Additional Packet Handlers may be Ordered and Installed with the Initial System for the price of _______________________ per unit. Price does not include software. Packet Handler consists of the following:

          Oty    PEC       Description
          ---    ---       -----------

          1      NTEX22BB  IPF Integrated Proc & FBUS
          1      NTFX09AA  CBUS Interface PB
          1      NTFX1OAA  HDLC Frame Processor CP

     3.8  Extension Packet Handler (XLIU) Pricing

          Packet Handler may be Ordered at any time other than with an Initial System for the price of ____________________ per unit. This price is for furnish only. Pricing does not include spares or software.

     3.9  Initial Network Interface Unit (NIU) Pricing

          Additional Network Interface Units may be Ordered and Installed with the Initial System for the price of ______________________ per unit. Network Interface Unit consists of the following:

          Qty  PEC       Description
          ---  ---       -----------

          2    NTEX22BB  IPF Integrated Proc & FBUS
          1    NTEX25AA  Channel Bus Control Unit
          1    NTEX25BA  Channel Bus Control Unit
          2    NTEX28AA  DS30 Link Interface Unit
          4    NT9X7020  Cable Assemblies
          2    NT9X7021  NIU Inter CBC Cable

     4.10 Extension Network Interface Unit (NIU) Pricing

          Network Interface Unit may be Ordered at any time other than with an Initial System for the price of ____________________ per unit. This price is for furnish only.